UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 2003

                   Military Communications Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


     000-26375                             84-1472120
     (Commission File Number)              (IRS Employer Identification No.)

          19200 Von Karman Ave,  Suite  500,  Irvine,  California 92612
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             (Address  of  principal  executive  offices)  (Zip  Code)

                                (949)  622-5508
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               Registrant's  telephone  number,  including  area  code:

                             NetSalon  Corporation
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                   (Former  name,  address  and  telephone  number)


This   Current   Report   on  Form  8-K  is  filed  by  Military  Communications
Technologies, Inc., a Delaware corporation (the "Company") in connection with the matters described herein.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     Mr. David Lockwood has resigned as a Director of MLTA effective the November 15, 2003. The Board of Directors thanks him for his support.

     Mr. Peter Hayes has resigned as a Director of MLTA effective the November 15, 2003. The Board of Directors thanks him for his support.

     Mr. Charles Wantrup has resigned as a Director of MLTA effective the December 12, 2003. The Board of Directors thanks him for his support.

None of Mr. Lockwood, Mr. Hayes or Mr. Wantrup advised MLTA of any disagreement with MLTA on any of MLTA's operations, policies or practices.

     Mr. Jeremy C. Norton has joined the Board of Directors, effective December 12, 2003. For the past six months Mr. Norton has served the Company as the Vice President of Finance and also the Company Secretary. The Board welcomes his appointment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             MILITARY  COMMUNICATIONS  TECHNOLOGIES,  INC.


                                           /s/  Roger  May
                                           ----------------------------
                                           Executive  Director